UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2013

GBS ENTERPRISES INCORPORATED

 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-53223	27-3755055
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

585 Molly Lane

Woodstock, GA 30189

(Address of principal executive offices) (Zip Code)

(404) 891-1711

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

The Magri Law Firm, PLLC

11 Broadway, Suite 615

New York, NY 10004

T: (646) 502-5900

F: (646) 826-9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2013, Gary D. MacDonald resigned as member of the Board of Directors of GBS Enterprises Incorporated, a Nevada corporation (the “Company”), and as, Managing Director of GBS-UK. From March 1, 2012 to the date of his resignation, Mr. MacDonald also served as member of the Board’ Audit Committee.  Mr. MacDonald’s resignation was not due to any disagreement with the Company or the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBS ENTERPRISES INCORPORATED

By:	/s/ MARKUS R. ERNST
Markus R. Ernst
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: August 6, 2013